Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST

                        Supplement dated October 1, 2001
                   to the Class R Prospectus dated May 1, 2001

1. ADDITIONAL INVESTMENT STRATEGY OF PILGRIM INTERNATIONAL VALUE FUND

Effective October 1, 2001, the following disclosure is added to page 14 of the Prospectus as the fifth paragraph under the caption "Investment Strategy":

     The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33-1/3% of its total assets.

2. ADDITIONAL RISK OF AN INVESTMENT IN PILGRIM INTERNATIONAL VALUE FUND

Effective October 1, 2001, the following disclosure is added to page 14 of the Prospectus as the sixth paragraph under the caption "Risks":

     Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

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